Exhibit 1.1

UNDERWRITING AGREEMENT

June [●], 2024

Craft Capital Management LLC

377 Oak Street, Lower Concourse, Ste. C2

Garden City, NY 11530

R.F. Lafferty & Co., Inc.

40 Wall Street, 29th Floor

New York, NY 10005

As Representatives of the several Underwriters named on Schedule 1 attached hereto

Ladies and Gentlemen:

The undersigned, Cardiff Lexington Corporation, a Nevada corporation (the “Company”), hereby confirms its agreement (this “Agreement”) with Craft Capital Management LLC and R.F. Lafferty & Co., Inc. (collectively hereinafter referred to as “you” (including its correlatives) or the “Representatives”) and with the other underwriters named on Schedule 1 hereto for which the Representatives are acting as representatives (the Representatives and such other underwriters being collectively called the “Underwriters” or, individually, an “Underwriter”) to sell an aggregate of [●] shares (the “Firm Shares”) of common stock of the Company, par value $0.001 per share (the “Common Stock”), and at the election of the Representatives, up to an additional [●] shares of Common Stock (the “Option Shares”) and, together with the Firm Shares, the “Shares”) as follows:

1.	Purchase and Sale of Shares.

1.1Firm Shares.

1.1.1.Nature and Purchase of Firm Shares.

(i)On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the several Underwriters the Firm Shares, and the Underwriters agree to purchase from the Company the number of Firm Shares set forth opposite their respective names on Schedule 1 attached hereto and made a part hereof, at the purchase price of $[●] per Firm Share (or 92.5% of the Purchase Price).

(ii)The Firm Shares are to be offered initially to the public at the offering price set forth on the cover page of the Prospectus (as defined in Section 2.1.1 hereof).

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1.1.2.Firm Shares Payment and Delivery.

(i)Delivery and payment for the Firm Shares shall be made at 2:00 p.m., Eastern time, on the second (2nd) Business Day following the Applicable Time (as defined in Section 2.1.1 below), or at such earlier time as shall be agreed upon by the Representatives and the Company, at the offices of Brunson Chandler & Jones, PLLC (“Representative’s Counsel”), or at such other place (or remotely by facsimile or other electronic transmission) as shall be agreed upon by the Representatives and the Company. The hour and date of delivery and payment for the Firm Shares is called the “Closing Date.”

(ii)Payment for the Firm Shares shall be made on the Closing Date by wire transfer in Federal (same day) funds, payable to the order of the Company upon delivery of the certificates (in form and substance satisfactory to the Underwriters) representing the Firm Shares (or through the facilities of the Depository Trust Company (“DTC”)) for the account of the Underwriters. The Firm Shares shall be registered in such name or names and in such authorized denominations as the Representatives may request in writing at least two (2) full Business Days prior to the Closing Date. The Company shall not be obligated to sell or deliver the Firm Shares except upon tender of payment by the Representatives for all of the Firm Shares. The term “Business Day” means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions are authorized or obligated by law to close in New York, New York; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay-at-home,” “shelter-in-place,” “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

1.2.Over-allotment Option.

1.2.1.Option Shares. For the purposes of covering any over-allotments in connection with the distribution and sale of the Firm Shares, the Company hereby grants to the Underwriters an option (the “Over-allotment Option”) to purchase, in the aggregate, up to [●] Option Shares, representing fifteen percent (15%) of the Firm Shares sold in the offering, from the Company. The purchase price to be paid by the Underwriters per Option Share shall be equal to $[●] per Option Share. The offering and sale of the Shares is herein referred to as the “Offering.”

1.2.2.Exercise of Option. The Over-allotment Option granted pursuant to Section 1.2.1 hereof may be exercised by the Representatives as to all (at any time) or any part (from time to time) of the Option Shares within forty-five (45) days after the Applicable Time. The Underwriters shall not be under any obligation to purchase any of the Option Shares prior to the exercise of the Over-allotment Option. The Over-allotment Option granted hereby may be exercised by the giving of written notice to the Company from the Representatives, setting forth the number of the Option Shares to be purchased and the date and time for delivery of and payment for the Option Shares (the “Option Closing Date”), which shall not be later than five (5) full Business Days after the date of the notice or such other time as shall be agreed upon by the Company and the Representatives, at the offices of Representative’s Counsel or at such other place (including remotely by facsimile or other electronic transmission) as shall be agreed upon by the Company and the Representatives. If such delivery and payment for the Option Shares does not occur on the Closing Date, the Option Closing Date will be as set forth in the notice. Upon exercise of the Over-allotment Option with respect to all or any portion of the Option Shares subject to the terms and conditions set forth herein, (i) the Company shall become obligated to sell to the Underwriters the number of the Option Shares specified in such notice and (ii) each of the Underwriters, acting severally and not jointly, shall purchase that portion of the total number of the Option Shares then being purchased as set forth in Schedule 1 opposite the name of such Underwriter.

1.2.3.Payment and Delivery. Payment for the Option Shares shall be made on the Option Closing Date by wire transfer in Federal (same day) funds, payable to the order of the Company upon delivery to you of certificates (in form and substance satisfactory to the Underwriters) representing the Option Shares (or through the facilities of DTC or via DWAC transfer) for the account of the Underwriters. The Option Shares shall be registered in such name or names and in such authorized denominations as the Representatives may request in writing at least one (1) full Business Day prior to the Option Closing Date. The Company shall not be obligated to sell or deliver the Option Shares except upon tender of payment by the Representatives for applicable Option Shares.

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1.3Representative Warrants.

1.3.1.Purchase Warrants. The Company hereby agrees, subject to the terms and conditions herein set forth, to issue and sell to the Representatives (and/or its designees) on the Closing Date and each Option Closing Date as applicable, warrants (the “Representative Warrants”) in the form attached hereto as Exhibit A. The Representative Warrants shall consist of warrants to purchase an aggregate number of Common Shares equal to five percent (5%) of the aggregate number of Shares sold on the Closing Date or the applicable Option Closing Date, as applicable, at an initial exercise price of $[●] (or 125% of the per Share public offering price). The Representative Warrants and the Shares issuable upon exercise thereof are hereinafter referred to together as the “Representative’s Securities.” The Representatives understand and agree that there are significant restrictions pursuant to FINRA Rule 5110 against transferring the Representative Warrants and the underlying Shares during the one hundred eighty (180) days after the Effective Date (as defined below) and by its acceptance thereof shall agree that it will not sell, transfer, assign, pledge or hypothecate the Representative Warrants, or any portion thereof, or be the subject of any hedging, short sale, derivative, put or call transaction that would result in the effective economic disposition of such securities for a period of one hundred eighty (180) days following the Effective Date other than as permitted by FINRA Rule 5110(e)(2).

1.3.2.Delivery. Delivery of the Representative Warrants shall be made on the Closing Date or Option Closing Date, as applicable, and shall be issued in the name or names and in such authorized denominations as the Representatives may request.

2.Representations and Warranties of the Company. The Company represents and warrants to the Underwriters as of the Applicable Time (as defined below), as of the Closing Date and as of the Option Closing Date, if any, as follows:

2.1.Filing of Registration Statement.

2.1.1.Pursuant to the Securities Act. The Company has filed with the U.S. Securities and Exchange Commission (the “Commission”) a registration statement, and an amendment or amendments thereto, on Form S-1 (File No. 333-273324), including any related prospectus or prospectuses, for the registration of the Shares and the Representative’s Securities under the Securities Act of 1933, as amended (the “Securities Act”), which registration statement and amendment or amendments have been prepared by the Company in all material respects in conformity with the requirements of the Securities Act and the rules and regulations of the Commission under the Securities Act (the “Securities Act Regulations”) and will contain all material statements that are required to be stated therein in accordance with the Securities Act and the Securities Act Regulations. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement became effective (including the Preliminary Prospectus included in the registration statement, financial statements, schedules, exhibits and all other documents filed as a part thereof and all information deemed to be a part thereof as of the Effective Date pursuant to paragraph (b) of Rule 430A of the Securities Act Regulations (the “Rule 430A Information”)), is referred to herein as the “Registration Statement.” If the Company files any registration statement pursuant to Rule 462(b) of the Securities Act Regulations, then after such filing, the term “Registration Statement” shall include such registration statement filed pursuant to Rule 462(b). The Registration Statement has been declared effective by the Commission on the date hereof (the “Effective Date”).

Each prospectus used prior to the effectiveness of the Registration Statement, and each prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a “Preliminary Prospectus.” The Preliminary Prospectus, subject to completion, dated [●], that was included in the Registration Statement immediately prior to the Applicable Time is hereinafter called the “Pricing Prospectus.” The final prospectus in the form first furnished to the Underwriters for use in the Offering is hereinafter called the “Prospectus.” Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement.

“Applicable Time” means 4:45 p.m., Eastern time, on the date of this Agreement.

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“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act Regulations (“Rule 433”), including without limitation any “free writing prospectus” (as defined in Rule 405 of the Securities Act Regulations) relating to the Shares that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Shares or of the Offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors (other than a “bona fide electronic road show,” as defined in Rule 433 (the “Bona Fide Electronic Road Show”)), as evidenced by its being specified in Schedule 2-B hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

“Pricing Disclosure Package” means any Issuer General Use Free Writing Prospectus issued at or prior to the Applicable Time, the Pricing Prospectus and the information included on Schedule 2-A hereto, all considered together.

2.1.2.Pursuant to the Exchange Act. The Company has filed with the Commission a Form 8-A (File Number [●]) providing for the registration pursuant to Section 12(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the Common Stock. The registration of the Common Stock under the Exchange Act has become effective on or prior to the date hereof. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration.

2.2.Share Exchange Listing. The Shares and the shares of Common Stock underlying the Representative Warrants have been approved for listing on the Nasdaq Capital Market (the “Exchange”), and the Company has taken no action designed to, or likely to have the effect of, delisting of the Shares or the shares of Common Stock underlying the Representative Warrants from the Exchange, nor has the Company received any written notification that the Exchange is contemplating terminating such listing.

2.3.No Stop Orders, etc. Neither the Commission nor, to the Company’s knowledge, any state regulatory authority has issued any written order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus or the Prospectus or has instituted or, to the Company’s knowledge, threatened to institute, any proceedings with respect to such an order. The Company has complied with each request (if any) from the Commission for additional information. For purposes of this Agreement, the term “Company’s knowledge” means the actual knowledge of the Board of Directors and executive officers of the Company after due inquiry.

2.4.Disclosures in Registration Statement.

2.4.1.Compliance with Securities Act and 10b-5 Representation.

(i)Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations. Each Preliminary Prospectus, including the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto, and the Prospectus, at the time each was filed with the Commission, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations. Each Preliminary Prospectus delivered to the Underwriters for use in connection with this Offering and the Prospectus was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to the Commission’s EDGAR filing system (“EDGAR”), except to the extent permitted by Regulation S-T.

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(ii)Neither the Registration Statement nor any amendment thereto, at the time it became effective, as of the Applicable Time, at the Closing Date or at any Option Closing Date (if any), contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to statements made or statements omitted in reliance upon and in conformity with information furnished to the Company in writing with respect to the Underwriters by the Representatives expressly for use in the Registration Statement, the Pricing Prospectus or the Prospectus or any amendment thereof or supplement thereto. The parties acknowledge and agree that such information provided by or on behalf of any Underwriter consists solely of the disclosure contained in the “Underwriting” subsections “Underwriting Commissions and Discounts and Expenses,” “Representatives’ Warrants,” “Over-Allotment Option,” “Right of First Refusal,” “Electronic Offer, Sale and Distribution of Securities,” “Price Stabilization, Short Positions and Penalty Bids” and “Other Relationships” of the Prospectus (the “Underwriters’ Information”).

(iii)The Pricing Disclosure Package, as of the Applicable Time, did not, and at the Closing Date or at any Option Closing Date (if any), will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Limited Use Free Writing Prospectus hereto does not conflict in any material respect with the information contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, and each such Issuer Limited Use Free Writing Prospectus, as supplemented by and taken together with the Pricing Prospectus as of the Applicable Time, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements made in reliance upon and in conformity with Underwriters’ Information.

(iv)Neither the Prospectus nor any amendment or supplement thereto (including any prospectus wrapper), as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b), at the Closing Date or at any Option Closing Date, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements made in reliance upon and in conformity with the Underwriters’ Information.

2.4.2.Disclosure of Agreements. The agreements and documents described in the Registration Statement, the Pricing Disclosure Package and the Prospectus conform in all material respects to the descriptions thereof contained therein and there are no agreements or other documents required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company is a party or by which it is or may be bound or affected and (i) that is referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus, or (ii) is material to the Company’s business, has been duly authorized and validly executed by the Company, is in full force and effect in all material respects and is enforceable against the Company and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and except for any unenforceability that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Change (as defined in Section 2.5.1 below). None of such agreements or instruments has been assigned by the Company, and neither the Company nor, to the Company’s knowledge, any other party is in material default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder, except for any default or event that would not reasonably be expected to result in a Material Adverse Change (as defined below). To the Company’s knowledge, performance by the Company of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses (each, a “Governmental Entity”), including, without limitation, those relating to environmental laws and regulations, except for any violation that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Change.

2.4.3.Prior Securities Transactions. During the past three (3) years from the date of this Agreement, no securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by or under common control with the Company, except as disclosed in the Registration Statement, the Pricing Disclosure Package and any Preliminary Prospectus.

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2.4.4.Regulations. The disclosures in the Registration Statement, the Pricing Disclosure Package and the Prospectus concerning the effects of federal, state, local and all foreign regulation on the Offering and the Company’s business as currently contemplated are correct in all material respects and no other such regulations are required under the Securities Act and the Securities Act Regulations to be disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus which are not so disclosed.

2.5.Changes after Dates in Registration Statement.

2.5.1.No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except as otherwise specifically stated therein: (i) there has been no material adverse change in the financial position or results of operations of the Company or its subsidiaries (each a “Subsidiary” and collectively the “Subsidiaries”) taken as a whole, nor, to the Company’s knowledge, any change or development that, singularly or in the aggregate, would reasonable be expected to result in a material adverse change in or affecting the condition (financial or otherwise), results of operations, business, or assets of the Company or its Subsidiaries taken as a whole (a “Material Adverse Change”); (ii) there have been no material transactions entered into by the Company or its Subsidiaries, other than as contemplated pursuant to this Agreement; and (iii) no officer or director of the Company has resigned from any position with the Company.

2.5.2.Recent Securities Transactions, etc. Subsequent to the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and except as may otherwise be indicated or contemplated herein or disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has not: (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect to its capital stock.

2.6.Independent Accountants. To the knowledge of the Company, Grassi & Co., CPAs, P.C. (“Auditor”), whose report is filed with the Commission as part of the Registration Statement, the Pricing Disclosure Package and the Prospectus, is an independent registered public accounting firm as required by the Securities Act and the Securities Act Regulations and the Public Company Accounting Oversight Board. To the knowledge of the Company, the Auditor has not, during the periods covered by the financial statements included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

2.7.Financial Statements, etc. The financial statements, including the notes thereto and supporting schedules, if any, included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, fairly present in all material respects the financial position and the results of operations of the Company as of the dates and for the periods to which they apply; and such financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”), consistently applied throughout the periods involved (provided that unaudited interim financial statements are subject to year-end audit adjustments that are not expected to be material in the aggregate and do not contain all footnotes required by GAAP); and any supporting schedules included in the Registration Statement present fairly in all material respects the information required to be stated therein. Except as included therein, no historical or pro forma financial statements are required to be included in the Registration Statement, the Pricing Disclosure Package or the Prospectus under the Securities Act or the Securities Act Regulations. The pro forma and pro forma as adjusted financial information and the related notes, if any, included in the Registration Statement, the Pricing Disclosure Package and the Prospectus have been properly compiled and prepared in accordance with the applicable requirements of the Securities Act and the Securities Act Regulations and present fairly in all material respects the information shown therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. All disclosures contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission), if any, comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable. Each of the Registration Statement, the Pricing Disclosure Package and the Prospectus discloses all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (a) the Company and each of its Subsidiaries has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business, (b) the Company has not declared or paid any dividends or made any distribution of any kind with respect to its Common Stock or preferred stock (c) there has not been any change in the capital of the Company or any of its Subsidiaries, or, other than in the course of business, any grants under any stock compensation plan, and (d) there has not been any Material Adverse Change in the Company’s long-term or short-term debt.

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2.8.Authorized Capital; Options, etc. The Company had, at the date or dates indicated in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the duly authorized, issued and outstanding capitalization as set forth therein. Based on the assumptions stated in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company will have on the Closing Date the adjusted capitalization set forth therein. Except as set forth in, or contemplated by, the Registration Statement, the Pricing Disclosure Package and the Prospectus, on the Effective Date, as of the Applicable Time and on the Closing Date and any Option Closing Date, there will be no options, warrants, or other rights to purchase or otherwise acquire any authorized, but unissued Common Stock or any security convertible or exercisable into Common Stock, or any contracts or commitments to issue or sell Common Stock or any such options, warrants, rights or convertible securities.

2.9.Valid Issuance of Securities, etc.

2.9.1.Outstanding Securities. All issued and outstanding securities of the Company issued prior to the transactions contemplated by this Agreement have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The Common Stock, preferred stock, and any other securities outstanding or to be outstanding upon consummation of the Offering conform in all material respects to all statements relating thereto contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The offers and sales of the outstanding Common Stock were at all relevant times either registered under the Securities Act and the applicable state securities or “blue sky” laws or, based in part on the representations and warranties of the purchasers of such shares, exempt from such registration requirements.

2.9.2.Securities Sold Pursuant to this Agreement. The Shares and Representative Warrants have been duly authorized for issuance and sale and, when issued and paid for, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; the Shares and Representative Warrants are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of the Shares and Representative Warrants has been duly and validly taken; the Common Stock issuable upon exercise of the Representative Warrants has been duly authorized and reserved for issuance by all necessary corporate action on the part of the Company and when issued in accordance with such Representative Warrants, as the case may be, such Common Stock will be validly issued, fully paid and non-assessable. The Shares and the Representative Warrants conform in all material respects to all statements with respect thereto contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

2.10.Registration Rights of Third Parties. Except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no holders of any securities of the Company or any rights exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Securities Act or to include any such securities in a registration statement to be filed by the Company.

2.11.Validity and Binding Effect of Agreements. This Agreement has been duly authorized, executed and delivered by the Company. The Representative Warrants have been duly authorized by the Company and, when executed and delivered, will constitute, the valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

2.12.No Conflicts, etc. The execution, delivery and performance by the Company of this Agreement, the consummation by the Company of the transactions herein contemplated and the compliance by the Company with the terms hereof do not and will not, with or without the giving of notice or the lapse of time or both: (i) result in a material breach of, or conflict with any of the terms and provisions of, or constitute a material default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement or instrument to which the Company is a party; (ii) result in any violation of the provisions of the Company’s Articles of Incorporation (as the same may be amended or restated from time to time, the “Charter”) or the by-laws of the Company; or (iii) violate any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Entity as of the date hereof, except in the case of clauses (i) and (iii) for such breach, conflict, default or violation which would not reasonably be expected to cause a Material Adverse Change.

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2.13.No Defaults; Violations. No material default exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject, except for any such default which would not reasonably be expected to cause a Material Adverse Change. The Company is not in violation of any term or provision of its Charter or by-laws.

2.14.Corporate Power; Licenses; Consents.

2.14.1.Conduct of Business. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has all requisite corporate power and authority, and has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies that it needs as of the date hereof to conduct its business in all material respects as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except for the absence of which would not reasonably be expected to have a Material Adverse Change.

2.14.2.Transactions Contemplated Herein. The Company has all corporate power and authority to enter into this Agreement and to carry out the provisions and conditions hereof, and all consents, authorizations, approvals and orders required in connection therewith have been obtained. No consent, authorization or order of, and no filing with, any court, government agency, the Exchange or other body is required for the valid issuance, sale and delivery of the Shares and the consummation of the transactions and agreements contemplated by this Agreement and the delivery of the Representative Warrants and as contemplated by the Registration Statement, the Pricing Disclosure Package and the Prospectus, except with respect to applicable Securities Act Regulations, the necessary filings and approvals from the Exchange to list the Shares, state securities laws, the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and such consents, authorizations, approvals and orders the failure of which to make or obtain is not reasonably likely to result in a Material Adverse Change.

2.15.D&O Questionnaires. To the Company’s knowledge, all information contained in the questionnaires (the “Questionnaires”) completed by each of the Company’s directors and officers prior to the Offering (the “Insiders”) as supplemented by all information concerning the Company’s directors, officers and principal stockholders as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, provided to the Underwriters, is true and correct in all material respects and the Company has not become aware of any information which would cause the information disclosed in the Questionnaires to become materially inaccurate and incorrect.

2.16.Litigation; Governmental Proceedings. There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding pending or, to the Company’s knowledge, threatened against, or involving the Company or, to the Company’s knowledge, any executive officer or director which has not been disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Change or materially and adversely affect the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by each of the Registration Statement, the Pricing Disclosure Package and the Prospectus.

2.17.Good Standing. The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of the State of Nevada as of the date hereof, and is duly qualified to do business and is in good standing in each other jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify, singularly or in the aggregate, would not have or reasonably be expected to result in a Material Adverse Change.

2.18.Insurance. The Company carries or is entitled to the benefits of insurance, (including, without limitation, as to directors and officers insurance coverage), with, to the Company’s knowledge, reputable insurers, in the amount of directors and officers insurance coverage that the Company believes is reasonable and all such insurance is in full force and effect. The Company has no reason to believe that it will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not reasonably be expected to result in a Material Adverse Change.

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2.19.Transactions Affecting Disclosure to FINRA.

2.19.1.Finder’s Fees. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee by the Company or any Insider with respect to the sale of the Shares hereunder or any other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, any of its stockholders that may affect the Underwriters’ compensation, as determined by FINRA.

2.19.2.Payments within Six (6) Months. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) any FINRA member; or (iii) any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the six (6) months immediately prior to the original filing of the Registration Statement, other than the payment to the Underwriters as provided hereunder in connection with the Offering.

2.19.3.Use of Proceeds. None of the net proceeds of the Offering will be paid by the Company to any participating FINRA member or its affiliates, except as specifically authorized herein.

2.19.4.FINRA Affiliation. To the Company’s knowledge, and except as may otherwise be disclosed in FINRA questionnaires provided to the Representative’s Counsel, there is no (i) officer or director of the Company, (ii) beneficial owner of 5% or more of any class of the Company's securities or (iii) beneficial owner of the Company's unregistered equity securities which were acquired during the 180-day period immediately preceding the filing of the Registration Statement that is an affiliate or associated person of a FINRA member participating in the Offering (as determined in accordance with the rules and regulations of FINRA).

2.19.5.Information. To the Company’s knowledge, all information provided by the Company in its FINRA questionnaire to Representative’s Counsel specifically for use by Representative’s Counsel in connection with its Public Offering System filings (and related disclosure) with FINRA is true, correct and complete in all material respects.

2.20.Foreign Corrupt Practices Act. None of the Company or any its Subsidiaries, have, and, to the Company’s knowledge, no director, officer, agent, employee or affiliate of the Company or its Subsidiaries or any other person acting on behalf of the Company or its Subsidiaries, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) that (i) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, might have had a Material Adverse Change or (iii) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company. The Company has taken reasonable steps to ensure that its accounting controls and procedures are sufficient to cause the Company to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

2.21.Compliance with OFAC. None of the Company or any of its Subsidiaries, and, to the Company’s knowledge, no director, officer, agent, employee or affiliate of the Company or its Subsidiaries or any other person acting on behalf of the Company or its Subsidiaries, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), and the Company and its Subsidiaries will not, directly or indirectly, use the proceeds of the Offering hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

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2.22.Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any Governmental Entity involving the Company with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

2.23.Officers’ Certificate. Any certificate signed by any duly authorized officer of the Company and delivered to you or to Representative’s Counsel shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

2.24.Lock-Up Agreements. Schedule 3 hereto contains a complete and accurate list of the Company’s officers, directors and each owner of 5% or more of the Company’s outstanding Common Stock (or securities convertible or exercisable into Common Stock) (collectively, the “Lock-Up Parties”). The Company has caused each of the Lock-Up Parties to deliver to the Representatives an executed Lock-Up Agreement, in a form substantially similar to that attached hereto as Exhibit B (the “Lock-Up Agreement”), prior to the execution of this Agreement.

2.25.Subsidiaries. All Subsidiaries of the Company are duly organized and in good standing under the laws of the place of organization or incorporation, and each Subsidiary is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify would not have a Material Adverse Change. The Company’s ownership and control of each Subsidiary is as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

2.26.Related Party Transactions. There are no business relationships or related party transactions involving the Company or any other person required to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus that have not been described as required by the Securities Act Regulations.

2.27.Board of Directors. The Board of Directors of the Company is comprised of the persons set forth under the heading of the Pricing Prospectus and the Prospectus captioned “Management.” The qualifications of the persons serving as board members and the overall composition of the board comply with the Exchange Act, the Exchange Act Regulations, the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder (the “Sarbanes-Oxley Act”) applicable to the Company and the listing rules of the Exchange, including the phase-in rules of the Exchange. At least one member of the Audit Committee of the Board of Directors of the Company qualifies as an “audit committee financial expert,” as such term is defined under Regulation S-K and the listing rules of the Exchange. In addition, at least a majority of the persons serving on the Board of Directors qualify as “independent,” as defined under the listing rules of the Exchange.

2.28.Sarbanes-Oxley Compliance.

2.28.1.Disclosure Controls. Except as disclosed in the Registration Statement, Pricing Disclosure Package and the Prospectus, the Company has developed and currently maintains disclosure controls and procedures that will comply with Rule 13a-15 or 15d-15 under the Exchange Act Regulations, and such controls and procedures are effective to ensure that all material information concerning the Company will be made known on a timely basis to the individuals responsible for the preparation of the Company’s Exchange Act filings and other public disclosure documents.

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2.28.2.Compliance. The Company is, or at the Applicable Time and on the Closing Date will be, in material compliance with the provisions of the Sarbanes-Oxley Act applicable to it, and has implemented or will implement such programs and has taken reasonable steps to ensure the Company’s future compliance (not later than the relevant statutory and regulatory deadlines therefor) with all of the material provisions of the Sarbanes-Oxley Act then applicable to the Company.

2.29.Accounting Controls. Except as disclosed in the Registration Statement, Pricing Disclosure Package and the Prospectus, the Company maintains systems of “internal control over financial reporting” (as defined under Rules 13a-15 and 15d-15 under the Exchange Act Regulations) that comply in all material respects with the requirements of the Exchange Act and have been designed by, or under the supervision of, its respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company is not aware of any material weaknesses in its internal control over financial reporting, and, if applicable, with respect to such remedial actions disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company represents that it has taken all remedial actions set forth in such disclosure. To the Company’s knowledge, the Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are known to the Company’s management and that have adversely affected or are reasonably likely to adversely affect the Company’ ability to record, process, summarize and report financial information; and (ii) any fraud known to the Company’s management, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

2.30.No Investment Company Status. The Company is not and, after giving effect to the Offering and the application of the proceeds thereof as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, will not be, required to register as an “investment company,” as defined in the Investment Company Act of 1940, as amended.

2.31.No Labor Disputes. No labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is imminent.

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2.32.Intellectual Property Rights. The Company and each of its Subsidiaries owns or possesses or has valid rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and similar rights (“Intellectual Property Rights”) necessary for the conduct of the business of the Company or the Subsidiary, as applicable, as currently carried on and as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except where the failure to own, possess or have valid rights to use any of the foregoing would not reasonably be expected to result in a Material Adverse Change. To the knowledge of the Company, no action or use by the Company or any of its Subsidiaries necessary for the conduct of its business as currently carried on and as described in the Registration Statement and the Prospectus would reasonably be expected to involve or give rise to any infringement of, or license or similar fees for, any Intellectual Property Rights of others, except as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change. The Company and its Subsidiaries have not received any written notice alleging any such infringement, fee or conflict with asserted Intellectual Property Rights of others. Except as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change (A) to the knowledge of the Company, there is no infringement, misappropriation or violation by third parties of any of the Intellectual Property Rights owned by the Company or any of its Subsidiaries; (B) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the rights of the Company or any of its Subsidiaries in or to any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim, that would, individually or in the aggregate, together with any other claims in this Section 2.32, reasonably be expected to result in a Material Adverse Change; (C) the Intellectual Property Rights owned by the Company and each of its Subsidiaries, and, to the knowledge of the Company, the Intellectual Property Rights licensed to the Company and its Subsidiaries have not been adjudged by a court of competent jurisdiction invalid or unenforceable, in whole or in part, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim that would, individually or in the aggregate, together with any other claims in this Section 2.32, reasonably be expected to result in a Material Adverse Change; (D) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any of its Subsidiaries infringes, misappropriates or otherwise violates any Intellectual Property Rights or other proprietary rights of others, the Company has not received any written notice of such claim and the Company is unaware of any other facts which would form a reasonable basis for any such claim that would, individually or in the aggregate, together with any other claims in this Section 2.32, reasonably be expected to result in a Material Adverse Change; and (E) to the Company’s knowledge, no employee of the Company or any of its Subsidiaries is in or has ever been in violation in any material respect of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company or the Subsidiary, as applicable, or actions undertaken by the employee while employed with the Company or the Subsidiary, as applicable, and could reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change. To the Company’s knowledge, all material technical information developed by and belonging to the Company or any of its Subsidiaries which has not been patented has been kept confidential. The Company and its Subsidiaries are not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus and are not described therein. The Registration Statement, the Pricing Disclosure Package and the Prospectus contain in all material respects the same description of the matters set forth in the preceding sentence. None of the technology employed by the Company or any of its Subsidiaries has been obtained or is being used by the Company or a Subsidiary, as applicable, in material violation of any contractual obligation binding on the Company or the Subsidiary, as applicable, or, to the Company’s knowledge, any of its officers, directors or employees, or otherwise in violation of the rights of any persons.

2.33.Taxes. The Company and each of its Subsidiaries has filed all returns (as hereinafter defined) required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof, except in any case in which the failure so to file such returns, individually or in the aggregate, would not reasonably be expected to cause a Material Adverse Change. The Company and each of its Subsidiaries have paid all taxes (as hereinafter defined) shown as due on such returns that were filed and has paid all taxes imposed on or assessed against the Company or Subsidiary, as applicable, except for any such taxes that are currently being contested in good faith or as would not reasonably be expected to cause a Material Adverse Change. The provisions for taxes payable, if any, shown on the financial statements filed with or as part of the Registration Statement are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. Except as disclosed in writing to the Underwriters, (i) no material issues have been raised (and are currently pending) by any taxing authority in connection with any of the returns or taxes asserted as due from the Company or its Subsidiaries, and (ii) no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or requested from the Company or its Subsidiaries. The term “taxes” means all federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatever, together with any interest and any penalties, additions to tax or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements and other documents required to be filed in respect to taxes.

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2.34.ERISA Compliance. The Company is not subject to the Employee Retirement Income Security Act of 1974, as amended, or the regulations and published interpretations thereunder.

2.35.Compliance with Laws. Except as otherwise disclosed in the Registration Statement, Pricing Disclosure Package and Prospectus and as would not, individually or in the aggregate, be expected to result in a Material Adverse Change, the Company and each of its Subsidiaries: (A) is and at all times has been in material compliance with all statutes, rules, or regulations applicable to the services provided by the Company (“Applicable Laws”), except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Change; (B) has not received any warning letter, untitled letter or other written correspondence or written notice from any other governmental authority alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (C) possesses all material Authorizations and such material Authorizations are valid and in full force and effect and are not in material violation of any term of any such Authorizations; (D) has not received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any governmental authority or third party alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations and has no knowledge that any such governmental authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding that if brought would result in a Material Adverse Change; (E) has not received written notice that any Governmental Authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations and has no knowledge that any such Governmental Authority is threatening such action; (F) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct in all material respects on the date filed (or were corrected or supplemented by a subsequent submission); and (G) has not, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any recall, market withdrawal or replacement, safety alert, post-sale warning, or other notice or action relating to the alleged lack of safety of any product or any alleged product defect or violation and, to the Company’s knowledge, no third party has initiated, conducted or intends to initiate any such notice or action.

2.36.Ineligible Issuer. At the time of filing the Registration Statement and any post-effective amendment thereto, at the time of effectiveness of the Registration Statement and any amendment thereto, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act Regulations) of the Shares and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

2.37.Real Property. Except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company and each of its Subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real or personal property which are material to the business of the Company or the Subsidiary, as applicable, in each case free and clear of all liens, encumbrances, security interests, claims and defects that do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or the Subsidiary, as applicable; and all of the leases and subleases material to the business of the Company and its Subsidiaries and under which the Company holds properties described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, are in full force and effect, and the Company and its Subsidiaries have not received any written notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or the Subsidiary, as applicable, under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or the Subsidiary, as applicable, to the continued possession of the leased or subleased premises under any such lease or sublease, which would result in a Material Adverse Change.

2.38.Contracts Affecting Capital. There are no transactions, arrangements or other relationships between and/or among the Company, any of its affiliates (as such term is defined in Rule 405 of the Securities Act Regulations) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company’s or its Subsidiaries’ liquidity or the availability of or requirements for their capital resources required to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus which have not been described or incorporated by reference therein as required.

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2.39.Loans to Directors or Officers. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company or its Subsidiaries to or for the benefit of any of the officers or directors of the Company, its Subsidiaries, or any of their respective family members, except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

2.40.Industry Data; Forward-looking statements. The statistical and market-related data included in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus are based on or derived from sources that the Company reasonably and in good faith believes are reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

2.41. Electronic Road Show. The Company has made available a Bona Fide Electronic Road Show in compliance with Rule 433(d)(8)(ii) of the Securities Act Regulations such that no filing of any “road show” (as defined in Rule 433(h) of the Securities Act Regulations) is required in connection with the Offering.

2.42.Margin Securities. The Company owns no “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of Offering will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Common Stock to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.

2.43.Dividends and Distributions. Except as disclosed in the Pricing Disclosure Package, Registration Statement and the Prospectus, no Subsidiary of the Company is currently prohibited or restricted, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company.

2.44.Lending Relationships. Except as disclosed in the Pricing Disclosure Package, Registration Statement and the Prospectus, the Company (i) does not have any material lending or other relationship with any bank or lending affiliate of the Underwriters, and (ii) does not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any affiliate of the Underwriters.

3.Covenants of the Company. The Company covenants and agrees as follows:

3.1.Amendments to Registration Statement. The Company shall deliver to the Representatives, prior to filing, any amendment or supplement to the Registration Statement or Prospectus proposed to be filed after the Effective Date and not file any such amendment or supplement to which the Representatives shall reasonably object in writing.

3.2.Federal Securities Laws.

3.2.1.Compliance. The Company, subject to Section 3.2.2, shall comply with the requirements of Rule 430A of the Securities Act Regulations, and will notify the Representatives promptly, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective or any amendment or supplement to the Prospectus shall have been filed; (ii) of the receipt of any comments from the Commission; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information; (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or of the suspension of the qualification of the Shares and the Representative Warrants for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the Securities Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the Offering of the Shares and Representative Warrants. The Company shall effect all filings required under Rule 424(b) of the Securities Act Regulations, in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and shall take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company shall use its reasonable best efforts to prevent the issuance of any stop order, prevention or suspension and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

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3.2.2.Continued Compliance. The Company shall comply with the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and in the Registration Statement, the Pricing Disclosure Package and the Prospectus. If at any time when a prospectus relating to the Shares is (or, but for the exception afforded by Rule 172 of the Securities Act Regulations (“Rule 172”), would be) required by the Securities Act to be delivered in connection with sales of the Shares, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) amend or supplement the Pricing Disclosure Package or the Prospectus in order that the Pricing Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the Pricing Disclosure Package or the Prospectus, as the case may be, in order to comply with the requirements of the Securities Act or the Securities Act Regulations, the Company will promptly (A) give the Representatives notice of such event; (B) prepare any amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the Pricing Disclosure Package or the Prospectus comply with such requirements and, a reasonable amount of time prior to any proposed filing or use, furnish the Representatives with copies of any such amendment or supplement and (C) file with the Commission any such amendment or supplement; provided that the Company shall not file or use any such amendment or supplement to which the Representatives or Representative’s Counsel shall reasonably object. The Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request. The Company has given the Representatives notice of any filings made pursuant to the Exchange Act or the Exchange Act Regulations within 48 hours prior to the Applicable Time. The Company shall give the Representatives notice of its intention to make any such filing from the Applicable Time until the later of the Closing Date and the exercise in full or expiration of the Over-allotment Option specified in Section 1.2 hereof and will furnish the Representatives with copies of the related document(s) a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

3.2.3.Exchange Act Registration. Until three (3) years after the date of this Agreement, the Company shall use its commercially reasonable efforts to maintain the registration of the Common Stock under the Exchange Act.

3.2.4.Free Writing Prospectuses. The Company agrees that, unless it obtains the prior consent of the Representatives, it shall not make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided that the Representatives shall be deemed to have consented to each Issuer General Use Free Writing Prospectus set forth in Schedule 2-B. The Company represents that it has treated or agrees that it will treat each such free writing prospectus consented to, or deemed consented to, by the Underwriters as an “issuer free writing prospectus,” as defined in Rule 433, and that it has complied and will comply with the applicable requirements of Rule 433 with respect thereto, including timely filing with the Commission where required, legending and record keeping. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Underwriters and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

3.2.5.Testing-the-Waters Communications. If at any time following the distribution of any Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company shall promptly notify the Representatives and shall promptly amend or supplement, at its own expense, such Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

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3.3.Delivery to the Underwriters of Registration Statements. The Company has delivered or made available or shall deliver or make available to the Representatives and Representative’s Counsel, without charge, signed copies of the Registration Statement as originally filed and each amendment thereto (including exhibits filed therewith) and signed copies of all consents and certificates of experts, and upon request will also deliver to the Underwriters, without charge, a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

3.4.Delivery to the Underwriters of Prospectuses. The Company has delivered or made available or will deliver or make available to each Underwriter, without charge, as many copies of each Preliminary Prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will furnish to each Underwriter, without charge, during the period when a prospectus relating to the Shares is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the Securities Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

3.5.Effectiveness and Events Requiring Notice to the Representatives. The Company shall use its commercially reasonable efforts to cause the Registration Statement covering the issuance of the shares of Common Stock underlying the Representative Warrants to remain effective with a current prospectus for at least nine (9) months after the Applicable Time, and shall notify the Representatives promptly and confirm the notice in writing: (i) of the cessation of the effectiveness of the Registration Statement and any amendment thereto; (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceeding for that purpose; (iii) of the issuance by any state securities commission of any proceedings for the suspension of the qualification of the shares underlying the Representative Warrants for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose; (iv) of the mailing and delivery to the Commission for filing of any amendment or supplement to the Registration Statement or Prospectus; (v) of the receipt of any comments or request for any additional information from the Commission; and (vi) of the happening of any event during the period described in this Section 3.5 that, in the judgment of the Company, makes any statement of a material fact made in the Registration Statement, the Pricing Disclosure Package or the Prospectus untrue or that requires the making of any changes in (a) the Registration Statement in order to make the statements therein not misleading, or (b) in the Pricing Disclosure Package or the Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Commission or any state securities commission shall enter a stop order or suspend such qualification at any time, the Company shall use its commercially reasonable efforts to obtain promptly the lifting of such order.

3.6.Review of Financial Statements. For a period of three (3) years after the date of this Agreement, the Company, at its expense, shall cause its regularly engaged independent registered public accounting firm to review (but not audit) the Company’s financial statements for each of the three fiscal quarters immediately preceding the announcement of any quarterly financial information.

3.7.Listing. The Company shall use its commercially reasonable efforts to maintain the listing of the Shares and the shares of Common Stock underlying the Representative Warrant on the Exchange for at least three (3) years from the date of this Agreement.

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3.8.Reports to the Representatives.

3.8.1.Periodic Reports, etc. For a period of three (3) years after the date of this Agreement, the Company shall furnish or make available to the Representatives copies of such financial statements and other periodic and special reports as the Company from time to time furnishes generally to holders of any class of its securities and also furnish or make available to the Representatives: (i) a copy of each periodic report the Company shall be required to file with the Commission under the Exchange Act and the Exchange Act Regulations; (ii) a copy of every press release and every news item and article with respect to the Company or its affairs which was released by the Company; (iii) a copy of each Form 8-K prepared and filed by the Company; (iv) a copy of each registration statement filed by the Company under the Securities Act; and (v) such additional documents and information with respect to the Company and the affairs of any future subsidiaries of the Company as the Representatives may from time to time reasonably request; provided the Representatives shall sign, if requested by the Company, a Regulation FD compliant confidentiality agreement which is reasonably acceptable to the Representatives and Representative’s Counsel in connection with the Representatives’ receipt of such information. Documents filed with the Commission pursuant to its EDGAR system shall be deemed to have been delivered to the Representatives pursuant to this Section 3.8.1.

3.9. Payment of Expenses.

3.9.1. General Expenses Related to the Offering. The Company hereby agrees to pay on each of the Closing Date and the Option Closing Date, if any, to the extent not paid at the Closing Date, all expenses incident to the performance of the obligations of the Company under this Agreement, including, but not limited to: (a) all filing fees and communication expenses relating to the registration of the Shares to be sold in the Offering (including the Over-allotment Option) with the Commission; (b) all Public Filing System filing fees associated with the review of the Offering by FINRA; (c) all fees, expenses and disbursements relating to the registration, qualification or exemption of the Shares under the securities laws of such foreign jurisdictions as the Representatives may reasonably designate; (d) the costs associated with receiving commemorative mementos and lucite tombstones; (e) fees and expenses of the Representative’s Counsel; (f) the Underwriters’ “road show” expenses for the Offering, and (g) fees paid to, or on behalf of, the Underwriters for background check activities, with all of the Underwriters’ actual out-of-pocket expenses under sub-sections 3.9.1(d)-(g) not to exceed $125,000. The Representatives may deduct from the net proceeds of the Offering payable to the Company on the Closing Date, or the Option Closing Date, if any, the expenses set forth herein to be paid by the Company to the Underwriters; provided, however, that in the event that the Offering is terminated, the Company agrees to reimburse the Underwriters pursuant to Section 7.3 hereof.

3.9.2. Non-accountable Expenses. The Company further agrees that, in addition to the expenses payable pursuant to Section 3.9.1, on the Closing Date it shall pay to the Representatives, by deduction from the net proceeds of the Offering contemplated herein, a non-accountable expense allowance equal to one percent (1%) of the gross proceeds received by the Company from the sale of the Firm Shares (based on the offering price set forth on the cover page of the Prospectus).

3.10.Application of Net Proceeds. The Company shall apply the net proceeds from the Offering received by it in a manner consistent with the application thereof described under the caption “Use of Proceeds” in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

3.11.Delivery of Earnings Statements to Security Holders. The Company shall make generally available to its security holders as soon as practicable, an earnings statement (which need not be certified by independent registered public accounting firm unless required by the Securities Act or the Securities Act Regulations, but which shall satisfy the provisions of Rule 158(a) under Section 11(a) of the Securities Act).

3.12.Stabilization. Neither the Company nor, to its knowledge, any of its employees, directors or stockholders has taken or shall take, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under Regulation M of the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

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3.13.Internal Controls. Except to the extent disclosed in the Registration Statement, Pricing Disclosure Package and Prospectus, the Company shall maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.14.Accountants. As of the date of this Agreement, the Company has retained an independent registered public accounting firm reasonably acceptable to the Representatives, and the Company shall use commercially reasonable efforts to continue to retain a nationally recognized independent registered public accounting firm for a period of at least three (3) years after the date of this Agreement during such time as the Shares are listed on the Exchange. The Representatives acknowledges that the Auditor is acceptable to the Representatives.

3.15. FINRA. For a period of sixty (60) days from the later of the Closing Date or the Option Closing Date, the Company shall advise the Representatives (who shall make an appropriate filing with FINRA) if it is or becomes aware that (i) any officer or director of the Company, (ii) any beneficial owner of 5% or more of any class of the Company's securities or (iii) any beneficial owner of the Company's unregistered equity securities which were acquired during the 180 days immediately preceding the filing of the original Registration Statement is or becomes an affiliate or associated person of a FINRA member participating in the Offering (as determined in accordance with the rules and regulations of FINRA).

3.16.No Fiduciary Duties. The Company acknowledges and agrees that the Underwriters’ responsibility to the Company is solely contractual in nature and that none of the Underwriters or their affiliates or any selling agent shall be deemed to be acting in a fiduciary capacity, or otherwise owes any fiduciary duty to the Company or any of its affiliates in connection with the Offering and the other transactions contemplated by this Agreement.

3.17.Company Lock-Up. The Company, on behalf of itself and any successor entity, agrees that, without the prior written consent of the Representatives, it will not, for a period of 180 days after the date of this Agreement (the “Lock-Up Period”), (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company, in each case, whether in conjunction with another broker-dealer or on the Company’s own volition; (ii) file or cause to be filed any registration statement with the Commission relating to the offering of any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company (other than pursuant to a registration statement on Form S-8 for equity incentive plans or employee benefit plans); (iii) complete any offering of debt securities, other than entering into a line of credit with a traditional bank; or (iv) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of capital stock of the Company, whether any such transaction described in clause (i), (ii) or (iii) above is to be settled by delivery of shares of capital stock of the Company or such other securities, in cash or otherwise. The restrictions contained in this section shall not apply to (i) the Shares and the Representative Warrants and shares underlying the Representative Warrants to be sold hereunder; (ii) the issuance by the Company of Common Stock upon the exercise of an outstanding option or warrant or the conversion of a security outstanding on the date hereof or disclosed in the Registration Statement and the Pricing Disclosure Package; and (iii) the issuance by the Company of capital stock, stock options or other stock-based awards of the Company under any employment or director agreement disclosed in the Registration Statement.

3.18.Release of D&O Lock-up Period. If the Representatives, in their sole discretion, agree to release or waive the restrictions set forth in the Lock-Up Agreements described in Section 2.24 hereof for an officer or director of the Company and provide the Company with notice of the impending release or waiver at least three (3) Business Days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit C hereto through a major news service at least two (2) Business Days before the effective date of the release or waiver.

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3.19.Blue Sky Qualifications. The Company shall use its commercially reasonable efforts, in cooperation with the Underwriters, if necessary, to qualify the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect so long as required to complete the distribution of the Shares; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

3.20.Reporting Requirements. The Company, during the period when a prospectus relating to the Shares is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the Securities Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and Exchange Act Regulations. Additionally, the Company shall report the use of proceeds from the issuance of the Shares as may be required under Rule 463 under the Securities Act Regulations.

4.Conditions of Underwriters’ Obligations. The obligations of the Underwriters to purchase and pay for the Shares, as provided herein, shall be subject to (i) the continuing accuracy of the representations and warranties of the Company as of the date hereof and as of each of the Closing Date and the Option Closing Date, if any; (ii) the accuracy of the statements of officers of the Company made pursuant to the provisions hereof; (iii) the performance by the Company of its obligations hereunder; and (iv) the following conditions:

4.1.Regulatory Matters.

4.1.1.Effectiveness of Registration Statement; Rule 430A Information. The Registration Statement has become effective not later than 5:00 p.m., Eastern time, on the date of this Agreement or such later date and time as shall be consented to in writing by you, and, at each of the Closing Date and any Option Closing Date, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the Securities Act, no order preventing or suspending the use of any Preliminary Prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated by the Commission. The Company has complied with each request (if any) from the Commission for additional information. The Prospectus containing the Rule 430A Information shall have been filed with the Commission in the manner and within the time frame required by Rule 424(b) (without reliance on Rule 424(b)(8)) or a post-effective amendment providing such information shall have been filed with, and declared effective by, the Commission in accordance with the requirements of Rule 430A.

4.1.2.FINRA Clearance. On or before the date of this Agreement, the Representatives shall have received clearance from FINRA as to the amount of compensation allowable or payable to the Underwriters as described in the Registration Statement.

4.1.3.Exchange Share Market Clearance. On the Closing Date, the Firm Shares shall have been approved for listing on the Exchange, subject only to official notice of issuance. On the first Option Closing Date (if any), the Option Shares shall have been approved for listing on the Exchange, subject only to official notice of issuance.

4.2.Company Counsel Matters.

4.2.1.Closing Date Opinions of Counsel for the Company. On the Closing Date, the Representatives shall have received (a) the favorable opinion of Fennemore Craig P.C. as to Nevada legal matters, (b) the favorable opinion of Potomac Law Group as to tax legal matters and (c) the favorable opinion and negative assurances statement of Bevilacqua PLLC, each dated the Closing Date, in customary form and substance reasonably satisfactory to Representative’s Counsel addressed to the Representatives.

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4.2.2.Option Closing Date Opinions of Counsel for the Company. On the Option Closing Date, if any, the Representatives shall have received (a) the favorable opinion of Fennemore Craig P.C. as to Nevada legal matters, (b) the favorable opinion of Potomac Law Group as to tax legal matters and (c) the favorable opinion and negative assurances statement of Bevilacqua PLLC, each dated the Option Closing Date, addressed to the Representative and in customary form and substance reasonably satisfactory to the Representatives, confirming as of the Option Closing Date, the statements made by such counsel in their opinions delivered on the Closing Date.

4.2.3.Reliance. In rendering such opinions, such counsel may rely: (i) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to the Representatives) of other counsel reasonably acceptable to the Representatives, familiar with the applicable laws; and (ii) as to matters of fact, to the extent they deem proper, on certificates or other written statements of officers of the Company and officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to Representative’s Counsel if requested.

4.3.Comfort Letters.

4.3.1.Cold Comfort Letter. At the time this Agreement is executed you shall have received a cold comfort letter containing statements and information of the type customarily included in accountants’ comfort letters with respect to the financial statements and certain financial information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus, addressed to the Representatives and in form and substance satisfactory in all respects to you and to the Auditor, dated as of the date of this Agreement.

4.3.2.Bring-down Comfort Letter. At each of the Closing Date and the Option Closing Date, if any, the Representatives shall have received from the Auditor a letter, dated as of the Closing Date or the Option Closing Date, as applicable, to the effect that the Auditor reaffirms the statements made in the letter furnished pursuant to Section 4.3.1, except that the specified date referred to shall be a date not more than three (3) Business Days prior to the Closing Date or the Option Closing Date, as applicable.

4.4.Officers’ Certificates.

4.4.1.Officers’ Certificate. The Company shall have furnished to the Representatives a certificate, dated the Closing Date and any Option Closing Date (if such date is other than the Closing Date), of its Chief Executive Officer and its Chief Financial Officer stating that (i) such officers have carefully examined the Registration Statement, the Pricing Disclosure Package, any Issuer Free Writing Prospectus and the Prospectus and, in their opinion, the Registration Statement and each amendment thereto, as of the Applicable Time and as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date) did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Pricing Disclosure Package, as of the Applicable Time and as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date), any Issuer Free Writing Prospectus as of its date and as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date), the Prospectus and each amendment or supplement thereto, as of the respective date thereof and as of the Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, (ii) since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement, the Pricing Disclosure Package or the Prospectus, (iii) to their knowledge, as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date), the representations and warranties of the Company in this Agreement are true and correct in all material respects (except for those representations and warranties qualified as to materiality, which shall be true and correct in all respects and except for those representations and warranties which refer to facts existing at a specific date, which shall be true and correct as of such date) and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date (or any Option Closing Date if such date is other than the Closing Date), and (iv) there has not been, subsequent to the date of the most recent audited financial statements included in the Pricing Disclosure Package, a Material Adverse Change.

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4.4.2.Secretary’s Certificate. At each of the Closing Date and the Option Closing Date, if any, the Representatives shall have received a certificate of the Company signed by the Secretary of the Company, dated the Closing Date or the Option Date, as the case may be, respectively, certifying: (i) that each of the Charter and Bylaws is true and complete, has not been modified and is in full force and effect; (ii) that the resolutions of the Company’s Board of Directors (and any pricing committee thereof) relating to the Offering are in full force and effect and have not been modified; and (iii) as to the incumbency of the officers of the Company. The documents referred to in such certificate shall be attached to such certificate.

4.5.No Material Changes. Prior to and on each of the Closing Date and each Option Closing Date, if any: (i) there shall have been no Material Adverse Change in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus; (ii) no action, suit or proceeding, at law or in equity, shall have been pending or threatened against the Company or any Insider before or by any court or federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may reasonably be expected to cause a Material Adverse Change, except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus; (iii) no stop order shall have been issued under the Securities Act and no proceedings therefor shall have been initiated or threatened by the Commission; and (iv) the Registration Statement, the Pricing Disclosure Package and the Prospectus and any amendments or supplements thereto shall contain all material statements which are required to be stated therein in accordance with the Securities Act and the Securities Act Regulations and shall conform in all material respects to the requirements of the Securities Act and the Securities Act Regulations, and neither the Registration Statement, the Pricing Disclosure Package nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.6.Delivery of Agreements.

4.6.1.Lock-Up Agreements. On or before the date of this Agreement, the Company shall have delivered to the Representatives executed copies of the Lock-Up Agreements from each of the persons listed in Schedule 3 hereto.

4.7.Additional Documents. At the Closing Date and at each Option Closing Date (if any) Representative’s Counsel shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling Representative’s Counsel to deliver an opinion to the Underwriters, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Shares and the Representative Warrants as herein contemplated shall be satisfactory in form and substance to the Representatives and Representative’s Counsel.

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5.Indemnification.

5.1.Indemnification of the Underwriters.

5.1.1.General. Subject to the conditions set forth below, the Company agrees to indemnify, defend and hold harmless each Underwriter, its affiliates and each of its and their respective directors, officers, members, employees, representatives, partners, shareholders, affiliates, counsel, and agents and each person, if any, who controls any such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively the “Underwriter Indemnified Parties,” and each an “Underwriter Indemnified Party”), from and against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever (the “Expenses”), whether arising out of any action between any of the Underwriter Indemnified Parties and the Company or between any of the Underwriter Indemnified Parties and any third party, or otherwise) to which they or any of them may become subject under the Securities Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries (a “Claim”), arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in (A) the Registration Statement, the Pricing Disclosure Package, any Preliminary Prospectus, the Prospectus, or in any Issuer Free Writing Prospectus or in any Written Testing-the-Waters Communication (as from time to time each may be amended and supplemented); (B) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the Offering, including any “road show” or investor presentations made to investors by the Company (whether in person or electronically); or (C) any application or other document or written communication (in this Section 5, collectively called “application”) executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Shares and Representative Warrants under the securities laws thereof or filed with the Commission, any state securities commission or agency, the Exchange or any other national securities exchange; unless, with respect to each subsection (A) through (C), such statement or omission was made in reliance upon, and in conformity with, the Underwriters’ Information. With respect to any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement, Pricing Disclosure Package or Prospectus, the indemnity agreement contained in this Section 5.1.1 shall not inure to the benefit of any Underwriter Indemnified Party to the extent that any loss, liability, claim, damage or expense of such Underwriter Indemnified Party results from the fact that a copy of the Prospectus was not given or sent to the person asserting any such loss, liability, claim or damage at or prior to the written confirmation of sale of the Shares to such person as required by the Securities Act and the Securities Act Regulations, and if the untrue statement or omission has been corrected in the Prospectus, unless such failure to deliver the Prospectus was a result of non-compliance by the Company with its obligations under Section 3.3 hereof.

5.1.2.Procedure. If any action is brought against an Underwriter Indemnified Party in respect of which indemnity may be sought against the Company pursuant to Section 5.1.1, such Underwriter Indemnified Party shall promptly notify the Company in writing of the institution of such action (provided that the failure or delay so to notify the Company (i) will not relieve the Company from liability unless and to the extent such failure or delay causes actual harm to the Company, or materially prejudices its ability to defend such action, suit or proceeding) and the Company shall assume the defense of such action, including the employment and reasonable fees of counsel (subject to the approval of such counsel by the Underwriter Indemnified Party (which approval shall not be unreasonably withheld)) and payment of actual expenses if an Underwriter Indemnified Party requests that the Company do so. Such Underwriter Indemnified Party shall have the right to employ its or their own counsel in any such case at its own expense; provided, however, that the Company shall bear the reasonable fees, costs and expenses of such separate counsel only if (i) the use of counsel chosen by the Company to represent the Underwriter Indemnified Party would present such counsel with a conflict of interest and such conflict has not been waived by the Underwriter Indemnified Party, (ii) the actual or potential defendants in, or targets of, any such action include both the Underwriter Indemnified Party and the Company and the Underwriter Indemnified Party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the Company that makes it impossible or inadvisable for counsel to the Company to conduct the defense of both parties, (iii) the Company shall not have employed counsel reasonably satisfactory to the indemnified party to represent the Underwriter Indemnified Party within a reasonable time after notice of the institution of such action, or (iv) the Company shall give written authorization to the Underwriter Indemnified Party to employ separate counsel at the expense of the Company; provided, however, that the Company shall not be obligated to bear the reasonable fees and expenses of more than one firm of attorneys selected by the Underwriter Indemnified Party (in addition to local counsel). Notwithstanding anything to the contrary contained herein, and provided that the Company has timely honored its obligations under Section 5, the Underwriter Indemnified Party shall not enter into any settlement without the prior written consent (which shall not be unreasonably withheld) of the terms of any settlement by the Company. The Company shall not be liable for any settlement of any action effected without its prior written consent or to the extent that any loss, claim, damage or liability is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted primarily from the Underwriter Indemnified Party’s willful misconduct or gross negligence or to the extent that such loss, claim, liability, expense or damage arises from any untrue statement or omission or alleged untrue statement or omission exclusively made in reliance on and in conformity with inaccurate or misleading Underwriter’s Information. In addition, the Company shall not, without the prior written consent of the Underwriters (which consent shall not be unreasonably withheld), settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action in respect of which advancement, reimbursement, indemnification or contribution may be sought hereunder (whether or not such Underwriter Indemnified Party is a party thereto) unless such settlement, compromise, consent or termination (i) includes an unconditional release of each Underwriter Indemnified Party from all liabilities, expenses and claims arising out of such action for which indemnification or contribution may be sought and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Underwriter Indemnified Party.

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5.2.Indemnification of the Company. Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the foregoing indemnity from the Company to the several Underwriters, as incurred, but only with respect to such losses, liabilities, claims, damages and expenses (or actions in respect thereof) which arise out of or are based upon untrue statements or omissions, or alleged untrue statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Pricing Disclosure Package or Prospectus or any amendment or supplement thereto or in any application, in reliance upon, and in conformity with, the Underwriters’ Information. In case any action shall be brought against the Company or any other person so indemnified based on any Preliminary Prospectus, the Registration Statement, the Pricing Disclosure Package or Prospectus or any amendment or supplement thereto or any application, and in respect of which indemnity may be sought against any Underwriter, such Underwriter shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the several Underwriters by the provisions of Section 5.1.2. The Company agrees promptly to notify the Representatives of the commencement of any litigation or proceedings against the Company or any of its officers, directors or any person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, in connection with the issuance and sale of the Shares or in connection with the Registration Statement, the Pricing Disclosure Package, the Prospectus, or any Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication.

5.3.Contribution. If the indemnification provided for in this Section 5 shall for any reason be unavailable or insufficient to hold harmless an indemnified party under Section 5.1 or 5.2 in respect of any liabilities and Expenses referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such liabilities and Expenses, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and each of the Underwriters, on the other hand, from the Offering, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other, with respect to such Offering shall be deemed to be in the same proportion as the total net proceeds actually received by the Company from the Offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions actually received by the Underwriters in connection with the Offering. The relative fault of the Company, on the one hand, and the Underwriters, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Underwriters, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement, omission, act or failure to act; provided that the parties hereto agree that the written information furnished to the Company through the Representatives by or on behalf of any Underwriter for use in any Preliminary Prospectus, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, consists solely of the Underwriters’ Information. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). Notwithstanding the above, no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from a party who was not guilty of such fraudulent misrepresentation.

5.4.Limitation. The Company also agrees that no Underwriter Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with advice or services rendered or to be rendered by any Underwriter Indemnified Party pursuant to this Agreement, the transactions contemplated thereby or any Underwriter Indemnified Party’s actions or inactions in connection with any such advice, services or transactions, except to the extent that a court of competent jurisdiction has made a finding that liabilities (and related Expenses) of the Company have resulted from such Underwriter Indemnified Party’s fraud, bad faith, gross negligence or willful misconduct in connection with any such advice, actions, inactions or services or such Underwriter Indemnified Party’s breach of this Agreement or any obligations of confidentiality owed to the Company.

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5.5.Survival & Third-Party Beneficiaries. The advancement, reimbursement, indemnity and contribution obligations set forth in this Section 5 shall remain in full force and effect regardless of any termination of, or the completion of any Underwriter Indemnified Party’s services under or in connection with, this Agreement. Each Underwriter Indemnified Party’s is an intended third-party beneficiary of this Section 5, and has the right to enforce the provisions of Section 5 as if he/she/it was a party to this Agreement.

6.Right of First Refusal. During the period ending one year after the Closing Date, if and only if the closing of the purchase of the Firm Shares hereunder actually occurs, the Company grants the Representatives the right of first refusal to act as financial advisor, or as managing underwriter, book runner, placement agent, or to act as joint advisor, underwriter, or placement agent, on at least equal economic terms on any public or private financing (debt or equity), merger, business combination, recapitalization or sale of some or all of the equity or assets of the Company (collectively, “Future Services”). In the event the Company notifies Representatives of its intention to pursue an activity that would enable Representatives to exercise their rights of first refusal to provide Future Services, Representatives shall notify the Company of its election to provide such Future Services, including notification of the compensation and other terms to which Representatives shall be entitled, within five (5) days of written notice by the Company. In the event the Company engages Representatives to provide such Future Services, Representatives will be compensated consistent with the compensation in this Agreement, unless mutually agreed otherwise by the Company and Representatives.

7. Effective Date of this Agreement and Termination Thereof.

7.1.Effective Date. This Agreement shall become effective when both the Company and the Representatives have executed the same and delivered counterparts of such signatures to the other party.

7.2.Termination. The Representatives shall have the right to terminate this Agreement at any time prior to any Closing Date, (i) if any domestic or international event or act or occurrence has materially disrupted, or in your reasonable opinion will in the immediate future materially disrupt, general securities markets in the United States; or (ii) if trading on the New York Share Exchange or the Nasdaq Stock Market LLC shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required by FINRA or by order of the Commission or any other government authority having jurisdiction; or (iii) if the United States shall have become involved in a new war or an increase in major hostilities; or (iv) if a banking moratorium has been declared by a New York State or federal authority; or (v) if a moratorium on foreign exchange trading has been declared which materially adversely impacts the United States securities markets; or (vi) if the Company shall have sustained a material loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in your reasonable opinion, make it inadvisable to proceed with the delivery of the Firm Shares or Option Shares; or (vii) if the Company is in material breach of any of its representations, warranties or covenants hereunder; or (viii) if the Representatives shall have become aware after the date hereof of such a Material Adverse Change, or such adverse material change in general market conditions as in the Representative’s reasonable judgment would make it impracticable to proceed with the offering, sale and/or delivery of the Shares or to enforce contracts made by the Underwriters for the sale of the Shares.

7.3.Expenses. Notwithstanding anything to the contrary in this Agreement, in the event that this Agreement shall not be carried out for any reason whatsoever, within the time specified herein or any extensions thereof pursuant to the terms herein, the Company shall be obligated to pay to the Underwriters their actual and accountable out-of-pocket expenses related to the transactions contemplated herein then due and payable up to the amounts set forth in Section 3.9.1 and upon demand the Company shall pay such amount thereof to the Representatives on behalf of the Underwriters; provided, however, that such expense cap in no way limits or impairs the indemnification and contribution provisions of this Agreement. Notwithstanding the foregoing, any advance received by the Representatives will be reimbursed to the Company to the extent not actually incurred in compliance with FINRA Rule 5110(g)(4)(A).

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7.4.Indemnification Survival. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Section 5 shall remain in full force and effect and shall not be in any way affected by, such election or termination or failure to carry out the terms of this Agreement or any part hereof.

8.5.Representations, Warranties, Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors or any person controlling the Company or (ii) delivery of and payment for the Shares.

8.Miscellaneous.

8.1.Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed (registered or certified mail, return receipt requested), personally delivered or sent by email and confirmed and shall be deemed given when so delivered or emailed and confirmed or if mailed, two (2) days after such mailing.

If to the Representatives:

Craft Capital Management LLC

377 Oak Street, Lower Concourse, Ste. C2

Garden City, NY 11530

Facsimile: (516) 706-3277

Attention: Stephen Kiront

Email: skiront@craftcm.com

R.F. Lafferty & Co., Inc.

40 Wall Street, 29th Floor

New York, NY 10005

Facsimile: (646) 998-8063

Attention: Robert Hackel

Email: rhackel@rflafferty.com

With a copy (which shall not constitute notice) to:

Brunson Chandler & Jones, PLLC

Walker Center, 14th Floor

175 S. Main St., Suite 1410

Salt Lake City, UT 84111

Attention: Lance Brunson

Email: lance@bcjlaw.com

If to the Company:

Cardiff Lexington Corporation

3753 Howard Hughes Parkway, Suite 200

Las Vegas, NV 89169

Attention: Alex Cunningham

Email: alex@cardifflexington.com

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With a copy (which shall not constitute notice) to:

Bevilacqua PLLC

1050 Connecticut Avenue, NW, Suite 500

Washington, DC 20036

Attention: Louis A. Bevilacqua

Email: lou@bevilacquapllc.com

8.2.Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

8.3.Amendment. This Agreement may only be amended by a written instrument executed by each of the parties hereto.

8.4.Entire Agreement. This Agreement (together with the other agreements and documents being delivered pursuant to or in connection with this Agreement) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof. Notwithstanding anything to the contrary set forth herein, it is understood and agreed by the parties hereto that all other terms and conditions of the that certain engagement letter between the Company and Craft Capital Management LLC, dated May 20, 2022, as such engagement letter may be amended from time to time, shall remain in full force and effect.

8.5..Binding Effect. This Agreement shall inure solely to the benefit of and shall be binding upon the Representatives, the Underwriters, the Company and the controlling persons, directors and officers referred to in Section 5 hereof, and their respective successors, legal representatives, heirs and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of securities from any of the Underwriters.

8.6.Governing Law; Consent to Jurisdiction; Trial by Jury. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws principles thereof. The Company hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to this Agreement shall be brought and enforced in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any such process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 8.1 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. The Company agrees that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor. The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

8.7.Execution in Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto. Delivery of a signed counterpart of this Agreement by facsimile or email/pdf transmission shall constitute valid and sufficient delivery thereof.

8.8.Waiver, etc. The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

[Signature Page Follows]

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If the foregoing correctly sets forth the understanding between the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

Very truly yours,

Cardiff Lexington Corporation

By: ________________________

Name: Alex Cunningham

Title: Chief Executive Officer

Confirmed as of the date first written above mentioned, on behalf of itself and as Representative of the several Underwriters named on Schedule 1 hereto:

Craft Capital Management LLC

By: ________________________

Name: Stephen Kiront

Title: Chief Operating Officer

R.F. Lafferty & Co., Inc.

By: ________________________

Name: Robert Hackel

Title: Chief Operating Officer

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SCHEDULE 1

Underwriter	Total Number of Firm Shares to be Purchased	Number of Additional Option Shares to be Purchased if the Over- Allotment Option is Fully Exercised
Craft Capital Management LLC	[●]	[●]
R.F. Lafferty & Co., Inc.	[●]	[●]
[●]	[●]	[●]

TOTAL	[●]	[●]

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SCHEDULE 2-A

Pricing Information

Number of Firm Shares: [●]

Number of Option Shares: [●]

Public Offering Price per Share: $[●]

Underwriting Discount per Share: $[●]

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SCHEDULE 2-B

Issuer General Use Free Writing Prospectuses

None.

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SCHEDULE 2-C

Written Testing-the-Waters Communications

None.

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SCHEDULE 3

List of Lock-Up Parties

Daniel Thompson

Alex Cunningham

Matthew T. Shafer

Gillard B. Johnson, III

Cathy Pennington

L. Jack Staley

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EXHIBIT A

Form of Representative Warrant

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THE REGISTERED HOLDER OF THIS PURCHASE WARRANT BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL NOT SELL, TRANSFER OR ASSIGN THIS PURCHASE WARRANT EXCEPT AS HEREIN PROVIDED AND THE REGISTERED HOLDER OF THIS PURCHASE WARRANT AGREES THAT IT WILL NOT SELL, TRANSFER, ASSIGN, PLEDGE OR HYPOTHECATE THIS PURCHASE WARRANT FOR A PERIOD OF ONE HUNDRED EIGHTY DAYS FOLLOWING [●], 20[●] (THE “EFFECTIVE DATE”) TO ANYONE OTHER THAN (I) CRAFT CAPITAL MANAGEMENT LLC OR A SELECTED DEALER IN CONNECTION WITH THE OFFERING FOR WHICH THIS PURCHASE WARRANT WAS ISSUED TO THE UNDERWRITER AS CONSIDERATION (THE “OFFERING”), OR (II) A BONA FIDE OFFICER OR PARTNER OF CRAFT CAPITAL MANAGEMENT LLC.

THIS PURCHASE WARRANT IS NOT EXERCISABLE PRIOR TO [●], 2024 AND IS VOID AFTER 5:00 P.M., EASTERN TIME, [●], 202_.

COMMON STOCK PURCHASE WARRANT

For the Purchase of [●] Shares of Common Stock

of

Cardiff Lexington Corporation

1.Purchase Warrant. THIS CERTIFIES THAT, in consideration of funds duly paid by or on behalf of [●] (“Holder”), as registered owner of this Purchase Warrant, to Cardiff Lexington Corporation, a Nevada corporation (the “Company”), Holder is entitled, at any time or from time to time beginning [●], 202_ (the “Commencement Date”), and at or before 5:00 p.m., Eastern time, [●], 202_1 (the “Expiration Date”), but not thereafter, to subscribe for, purchase and receive, in whole or in part, up to [●] shares of common stock of the Company, par value $0.001 per share (the “Shares”), subject to adjustment as provided in Section 6 hereof. If the Expiration Date is a day on which banking institutions are authorized by law to close, then this Purchase Warrant may be exercised on the next succeeding day which is not such a day in accordance with the terms herein. During the period ending on the Expiration Date, the Company agrees not to take any action that would terminate this Purchase Warrant. This Purchase Warrant is initially exercisable at $[●] per Share2; provided, however, that upon the occurrence of any of the events specified in Section 6 hereof, the rights granted by this Purchase Warrant, including the exercise price per Share and the number of Shares to be received upon such exercise, shall be adjusted as therein specified. The term “Exercise Price” shall mean the initial exercise price or the adjusted exercise price, depending on the context. Notwithstanding anything to the contrary herein, this Purchase Warrant will not be exercisable or convertible more than five years from the commencement of sales under the Company’s public offering pursuant to the Company’s Registration Statement on Form S-1 (No. 333-273324).

2.Exercise.

2.1Exercise Form. In order to exercise this Purchase Warrant, the exercise form attached hereto must be duly executed and completed and delivered to the Company, together with this Purchase Warrant and payment of the Exercise Price for the Shares being purchased payable in cash by wire transfer of immediately available funds to an account designated by the Company or by certified check or official bank check. If the subscription rights represented hereby shall not be exercised at or before 5:00 p.m., Eastern time, on the Expiration Date, this Purchase Warrant shall become and be void without further force or effect, and all rights represented hereby shall cease and expire. Each exercise hereof shall be irrevocable.

________________________

1 [To be 4.5 years from 6 months following the S-1 offering sale commencement date.]

2 [To be 125% of the public offering price per Share.]

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2.2Cashless Exercise. In lieu of exercising this Purchase Warrant by payment of cash or check payable to the order of the Company pursuant to Section 2.1 above, Holder may elect to receive the number of Shares equal to the value of this Purchase Warrant (or the portion thereof being exercised), by surrender of this Purchase Warrant to the Company, together with the exercise form attached hereto, in which event the Company will issue to Holder Shares in accordance with the following formula:

X	=	Y(A-B)
A
Where,
		X	=	The number of Shares to be issued to Holder;
		Y	=	The number of Shares for which the Purchase Warrant is being exercised;
		A	=	The fair market value of one Share; and
		B	=	The Exercise Price.

For purposes of this Section 2.2, the fair market value means, for any date, the price determined by the first of the following clauses that applies: (a) if the common stock is then listed or quoted on an Eligible Market (as such term is defined below), the value shall be deemed to be the closing price on such Eligible Market on which the common stock is then listed or quoted as reported by Bloomberg L.P. on the day immediately prior to the exercise form being submitted in connection with the exercise of the Purchase Warrant, (b) if the common stock is not then listed or quoted on an Eligible Market but is then quoted on the OTCQB or OTCQX, the value shall be deemed to be the closing bid price on the OTCQB or OTCQX on which the common stock is then quoted as reported by Bloomberg L.P. on the day immediately prior to the exercise form being submitted in connection with the exercise of the Purchase Warrant, (c) if the common stock is not then listed or quoted for trading on the OTCQB or OTCQX and if prices for the common stock are then reported in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the “OTC Markets Group”, the value shall be deemed to be the closing bid price on the day immediately prior to the exercise form being submitted in connection with the exercise of the Purchase Warrant, or (d) in all other cases, the fair market value of a share of common stock as determined in good faith by the Company’s Board of Directors. “Eligible Market” means The New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market.

2.3 Legend. Each certificate for the securities purchased under this Purchase Warrant shall bear a legend as follows unless such securities have been registered under the Securities Act of 1933, as amended (the “Act”):

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Act”), or applicable state law. Neither the securities nor any interest therein may be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act and applicable state law which, in the opinion of counsel to the Company, is available.”

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2.4Resale of Shares. Holder and the Company acknowledge that as of the date hereof the Staff of the Division of Corporation Finance of the Securities and Exchange Commission (the “SEC”) has published Compliance & Disclosure Interpretation 528.04 in the Securities Act Rules section thereof, stating that the holder of securities issued in connection with a public offering may not rely upon Rule 144 promulgated under the Act to establish an exemption from registration requirements under Section 4(a)(1) under the Act, but may nonetheless apply Rule 144 constructively for the resale of such shares in the following manner: (a) provided that six months has elapsed since the last sale under the registration statement, an underwriter or finder may resell the securities in accordance with the provisions of Rule 144(c), (e), and (f), except for the notice requirement; (b) a purchaser of the shares from an underwriter receives restricted securities unless the sale is made with an appropriate, current prospectus, or unless the sale is made pursuant to the conditions contained in (a) above; (c) a purchaser of the shares from an underwriter who receives restricted securities may include the underwriter’s holding period, provided that the underwriter or finder is not an affiliate of the issuer; and (d) if an underwriter transfers the shares to its employees, the employees may tack the firm’s holding period for purposes of Rule 144(d), but they must aggregate sales of the distributed shares with those of other employees, as well as those of the underwriter or finder, for a six-month period from the date of the transfer to the employees. Holder and the Company also acknowledge that the Staff of the Division of Corporation Finance of the SEC has advised in various no-action letters that the holding period associated with securities issued without registration to a service provider commences upon the completion of the services, which the Company agrees and acknowledges shall be the final closing of the Offering, and that Rule 144(d)(3)(ii) provides that securities acquired from the issuer solely in exchange for other securities of the same issuer shall be deemed to have been acquired at the same time as the securities surrendered for conversion (which the Company agrees is the date of the initial issuance of this Purchase Warrant). In the event that following a reasonably-timed written request by Holder to transfer the Shares in accordance with Compliance & Disclosure Interpretation 528.04 counsel for the Company in good faith concludes that Compliance & Disclosure Interpretation 528.04 no longer may be relied upon as a result of changes in applicable laws, regulations, or interpretations of the SEC Division of Corporation Finance, or as a result of judicial interpretations not known by the Company or its counsel on the date hereof, then the Company shall promptly, and in any event within five (5) business days following the request, provide written notice to Holder of such determination. As a condition to giving such notice, the parties shall negotiate in good faith a single demand registration right pursuant to an agreement in customary form reasonably acceptable to the parties; provided that notwithstanding anything to the contrary, the obligations of the Company pursuant to this Section 2 shall terminate on the fifth anniversary of the Effective Date. In the absence of such conclusion by counsel for the Company, the Company shall, upon such a request of Holder given no earlier than six months after the final closing of the Offering, instruct its transfer agent to permit the transfer of such shares in accordance with Compliance & Disclosure Interpretation 528.04, provided that Holder has provided such documentation as shall be reasonably be requested by the Company to establish compliance with the conditions of Compliance & Disclosure Interpretation 528.04. Notwithstanding anything to the contrary, pursuant to FINRA Rule 5110(g)(8)(B)-(D), the Holder shall not be entitled to more than one demand registration right hereunder and the duration of the registration rights hereunder shall not exceed five years from the Effective Date.

3.Transfer.

3.1General Restrictions. The registered Holder of this Purchase Warrant agrees by his, her or its acceptance hereof, that such Holder will not for a period of one hundred eighty (180) days following the Effective Date: (a) sell, transfer, assign, pledge or hypothecate this Purchase Warrant to anyone other than: (i) Craft Capital Management LLC (“Craft”) or another underwriter, placement agent, or a selected dealer participating in the Offering, or (ii) a bona fide officer or partner of Craft or of any such underwriter, placement agent or selected dealer, in each case in accordance with FINRA Conduct Rule 5110(e)(1), or (b) cause this Purchase Warrant or the securities issuable hereunder to be the subject of any hedging, short sale, derivative, put or call transaction that would result in the effective economic disposition of this Purchase Warrant or the securities hereunder, except as provided for in FINRA Rule 5110(e)(2). After 180 days after the Effective Date, transfers to others may be made subject to compliance with or exemptions from applicable securities laws. In order to make any permitted assignment, the Holder must deliver to the Company the assignment form attached hereto duly executed and completed, together with the Purchase Warrant and payment of all transfer taxes, if any, payable in connection therewith. The Company shall within five (5) business days transfer this Purchase Warrant on the books of the Company and shall execute and deliver a new Purchase Warrant or Purchase Warrants of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the aggregate number of Shares purchasable hereunder or such portion of such number as shall be contemplated by any such assignment.

3.2 Restrictions Imposed by the Act. The securities evidenced by this Purchase Warrant shall not be transferred unless and until: (i) if required by applicable law, the Company has received the opinion of counsel for the Company that the securities may be transferred pursuant to an exemption from registration under the Act and applicable state securities laws, or (ii) a registration statement or a post-effective amendment to the Registration Statement relating to the offer and sale of such securities has been filed by the Company and declared effective by the SEC and compliance with applicable state securities law has been established.

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4.Piggyback Registration Rights.

4.1Grant of Right. Whenever the Company proposes to register any Shares under the Act (other than (i) a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Act is applicable, or (ii) a registration statement on Form S-4, S-8 or any successor form thereto or another form not available for registering the Shares issuable upon exercise of this Purchase Warrant for sale to the public), whether for its own account or for the account of one or more stockholders of the Company (a “Piggyback Registration”), the Company shall give prompt written notice (in any event no later than ten (10) business days prior to the filing of such registration statement) to the Holder of the Company’s intention to effect such a registration and, subject to the remaining provisions of this Section 4.1, shall include in such registration such number of Shares underlying this Purchase Warrant (the “Registrable Securities”) that the Holders have (within ten (10) business days of the respective Holder’s receipt of such notice) requested in writing (including such number) to be included within such registration. If a Piggyback Registration is an underwritten offering and the managing underwriter advises the Company that it has determined in good faith that marketing factors require a limit on the number of Shares to be included in such registration, including all Shares issuable upon exercise of this Purchase Warrant (if the Holder has elected to include such Shares in such Piggyback Registration) and all other Shares proposed to be included in such underwritten offering, the Company shall include in such registration (i) first, the number of Shares that the Company proposes to sell and (ii) second, the number of Shares, if any, requested to be included therein by selling stockholders (including the Holder) allocated pro rata among all such persons on the basis of the number of Shares then owned by each such person. If any Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company, the Company shall select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with such offering. Notwithstanding anything to the contrary, the obligations of the Company pursuant to this Section 4.1 shall terminate on the earlier of (i) the fifth anniversary of the Effective Date and (ii) the date that Rule 144 would allow the Holder to sell its Registrable Securities during any ninety (90) day period, and shall not be applicable so long as the Company’s Registration Statement on Form S-1 (No. 333-273324) covering the Registrable Securities remains effective at such time.

4.2Indemnification. The Company shall indemnify the Holder(s) of the Registrable Securities to be sold pursuant to any registration statement hereunder and each person, if any, who controls such Holders within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), against all loss, claim, damage, expense or liability (including all reasonable attorneys’ fees and other out-of-pocket expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement but only to the same extent and with the same effect as the provisions pursuant to which the Company has agreed to indemnify the Underwriters contained in the Underwriting Agreement among the Underwriters and the Company, dated as of [●], 2024. The Holder(s) of the Registrable Securities to be sold pursuant to such registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, against all loss, claim, damage, expense or liability (including all reasonable attorneys’ fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holders, or their successors or assigns, in writing, for specific inclusion in such registration statement to the same extent and with the same effect as the provisions contained in the Underwriting Agreement pursuant to which the Underwriters have agreed to indemnify the Company.

4.3 Exercise of Purchase Warrants. Nothing contained in this Purchase Warrant shall be construed as requiring the Holder(s) to exercise their Purchase Warrants prior to or after the initial filing of any registration statement or the effectiveness thereof.

4.4 Reserved.

4.5 Underwriting Agreement. The Holders shall be parties to any underwriting agreement relating to a Piggyback Registration. Such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters except as they may relate to such Holders, their Shares and the amount and nature of their ownership thereof and their intended methods of distribution.

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4.6 Documents to be Delivered by Holder(s). Each of the Holder(s) participating in any of the foregoing offerings shall furnish to the Company a completed and executed questionnaire provided by the Company requesting information customarily sought of selling security holders.

4.7 Damages. Should the registration or effectiveness thereof required by Section 4.1 hereof be delayed by the Company, or the Company otherwise fails to comply with such provisions, the Holder(s) shall, in addition to any other legal or other relief available to the Holder(s), be entitled to obtain specific performance or other equitable (including injunctive) relief against the threatened breach of such provisions or the continuation of any such breach, without the necessity of proving actual damages and without the necessity of posting bond or other security.

4.8Termination of Registration Rights. Subject to FINRA Rule 5110(g)(8)(D), the registration rights afford to Holder(s) under this Section 4 shall terminate on the earliest date when all Registrable Securities of such Holder either (i) have been sold by such Holder pursuant to a registration statement or (ii) may be sold by the Holder (including on a cashless basis) within a 90-day period without registration pursuant to Rule 144.

5.New Purchase Warrants to be Issued.

5.1Partial Exercise or Transfer. Subject to the restrictions in Section 3 hereof, this Purchase Warrant may be exercised or assigned in whole or in part. In the event of the exercise or assignment hereof in part only, upon surrender of this Purchase Warrant for cancellation, together with the duly executed exercise or assignment form and funds sufficient to pay any Exercise Price and/or transfer tax if exercised pursuant to Section 2.1 hereto, the Company shall cause to be delivered to the Holder without charge a new Purchase Warrant of like tenor to this Purchase Warrant in the name of the Holder evidencing the right of the Holder to purchase the number of Shares purchasable hereunder as to which this Purchase Warrant has not been exercised or assigned.

5.2 Lost Certificate. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Purchase Warrant and of reasonably satisfactory indemnification or the posting of a bond, determined in the sole discretion of the Company, the Company shall execute and deliver a new Purchase Warrant of like tenor and date. Any such new Purchase Warrant executed and delivered as a result of such loss, theft, mutilation or destruction shall constitute a substitute contractual obligation on the part of the Company.

6.Adjustments.

6.1Adjustments to Exercise Price and Number of Securities. The Exercise Price and the number of Shares underlying the Purchase Warrant shall be subject to adjustment from time to time as hereinafter set forth:

6.1.1Share Dividends; Split Ups. If, after the date hereof, and subject to the provisions of Section 6.3 below, the number of outstanding Shares is increased by a stock dividend payable in Shares or by a split up of Shares or other similar event, then, on the effective day thereof, the number of Shares purchasable hereunder shall be increased in proportion to such increase in outstanding Shares, and the Exercise Price shall be proportionately decreased.

6.1.2 Aggregation of Shares. If, after the date hereof, and subject to the provisions of Section 6.3 below, the number of outstanding Shares is decreased by a consolidation, combination or reclassification of Shares or other similar event, then, on the effective date thereof, the number of Shares purchasable hereunder shall be decreased in proportion to such decrease in outstanding Shares, and the Exercise Price shall be proportionately increased.

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6.1.3 Replacement of Securities upon Reorganization, etc. In case of any reclassification or reorganization of the outstanding Shares other than a change covered by Section 6.1.1 or 6.1.2 hereof or that solely affects the par value of such Shares, or in the case of any share reconstruction or amalgamation or consolidation or merger of the Company with or into another corporation (other than a consolidation or share reconstruction or amalgamation or merger in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding Shares), or in the case of any sale or conveyance to another corporation or entity of the property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Holder of this Purchase Warrant shall have the right thereafter (until the expiration of the right of exercise of this Purchase Warrant) to receive upon the exercise hereof, for the same aggregate Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, share reconstruction or amalgamation, or consolidation, or upon a dissolution following any such sale or transfer, by a Holder of the number of Shares of the Company obtainable upon exercise of this Purchase Warrant immediately prior to such event; and if any reclassification also results in a change in Shares covered by Section 6.1.1 or 6.1.2, then such adjustment shall be made pursuant to Sections 6.1.1, 6.1.2 and this Section 6.1.3. The provisions of this Section 6.1.3 shall similarly apply to successive reclassifications, reorganizations, share reconstructions or amalgamations, or consolidations, sales or other transfers.

6.1.4 Changes in Form of Purchase Warrant. This form of Purchase Warrant need not be changed because of any change pursuant to this Section 6.1, and Purchase Warrants issued after such change may state the same Exercise Price and the same number of Shares as are stated in the Purchase Warrants initially issued pursuant to this Agreement. The acceptance by any Holder of the issuance of new Purchase Warrants reflecting a required or permissive change shall not be deemed to waive any rights to an adjustment occurring after the Commencement Date or the computation thereof.

6.2 Substitute Purchase Warrant. In case of any consolidation of the Company with, or share reconstruction or amalgamation or merger of the Company with or into, another corporation (other than a consolidation or share reconstruction or amalgamation or merger which does not result in any reclassification or change of the outstanding Shares), the corporation formed by such consolidation or share reconstruction or amalgamation shall execute and deliver to the Holder a supplemental Purchase Warrant providing that the holder of each Purchase Warrant then outstanding or to be outstanding shall have the right thereafter (until the stated expiration of such Purchase Warrant) to receive, upon exercise of such Purchase Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or share reconstruction or amalgamation, by a holder of the number of Shares of the Company for which such Purchase Warrant might have been exercised immediately prior to such consolidation, share reconstruction or amalgamation or merger, sale or transfer. Such supplemental Purchase Warrant shall provide for adjustments which shall be identical to the adjustments provided for in this Section 6. The above provision of this Section shall similarly apply to successive consolidations or share reconstructions or amalgamations or mergers.

6.3 Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of Shares upon the exercise of the Purchase Warrant, nor shall it be required to issue scrip or pay cash in lieu of any fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up or down, as the case may be, to the nearest whole number of Shares or other securities, properties or rights.

7. Reservation. The Company shall at all times reserve and keep available out of its authorized Shares, solely for the purpose of issuance upon exercise of the Purchase Warrants, such number of Shares or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Purchase Warrants and payment of the Exercise Price therefor, in accordance with the terms hereby, all Shares and other securities issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable and not subject to preemptive rights of any shareholder.

8.Certain Notice Requirements.

8.1Holder’s Right to Receive Notice. Nothing herein shall be construed as conferring upon the Holders the right to vote or consent or to receive notice as a shareholder for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Purchase Warrants and their exercise, any of the events described in Section 8.2 shall occur, then, in one or more of said events, the Company shall deliver to each Holder a copy of each notice relating to such events given to the other shareholders of the Company at the same time and in the same manner that such notice is given to the shareholders.

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8.2 Events Requiring Notice. The Company shall be required to give the notice described in this Section 8 upon one or more of the following events: (i) if the Company shall take a record of the holders of its Shares for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company, or (ii) the Company shall offer to all the holders of its Shares any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor.

8.3 Notice of Change in Exercise Price. The Company shall, promptly after an event requiring a change in the Exercise Price pursuant to Section 6 hereof, send notice to the Holders of such event and change (“Price Notice”). The Price Notice shall describe the event causing the change and the method of calculating same.

8.4 Transmittal of Notices. All notices, requests, consents and other communications under this Purchase Warrant shall be in writing and shall be deemed to have been duly made when hand delivered, or mailed by express mail or private courier service: (i) if to the registered Holder of the Purchase Warrant, to the address of such Holder as shown on the books of the Company, or (ii) if to the Company, to following address or to such other address as the Company may designate by notice to the Holders:

If to the Holder:

[●]

Attention: [●]

with a copy (which shall not constitute notice) to:

Brunson Chandler & Jones, PLLC

Walker Center, 14th Floor

175 S. Main St., Suite 1410

Salt Lake City, UT 84111

Attention: Lance Brunson

If to the Company:

Cardiff Lexington Corporation

3753 Howard Hughes Parkway, Suite 200

Las Vegas, NV 89169

Attention: Alex Cunningham

with a copy (which shall not constitute notice) to:

Bevilacqua PLLC

1050 Connecticut Avenue, NW, Suite 500

Washington, DC 20036

Attention: Louis A. Bevilacqua

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9.Miscellaneous.

9.1Amendments. The Company and Craft may from time to time supplement or amend this Purchase Warrant without the approval of any of the Holders in order to cure any ambiguity, to correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein, or to make any other provisions in regard to matters or questions arising hereunder that the Company and Craft may deem necessary or desirable and that the Company and Craft deem shall not adversely affect the interest of the Holders. All other modifications or amendments shall require the written consent of and be signed by (i) the Company and (ii) the Holder(s) of Purchase Warrants then-exercisable for at least a majority of the Shares then-exercisable pursuant to all then-outstanding Purchase Warrants.

9.2 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Purchase Warrant.

9.3. Entire Agreement. This Purchase Warrant (together with the other agreements and documents being delivered pursuant to or in connection with this Purchase Warrant) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

9.4 Binding Effect. This Purchase Warrant shall inure solely to the benefit of and shall be binding upon, the Holder and the Company and their permitted assignees, respective successors, legal representative and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Purchase Warrant or any provisions herein contained.

9.5 Governing Law; Submission to Jurisdiction; Trial by Jury. This Purchase Warrant shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws principles thereof. The Company hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to this Purchase Warrant shall be brought and enforced in the courts located in New York, New York, or in the United States District Court located in New York, New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 8 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. The Company and the Holder agree that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor. The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and the Holder hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

9.6 Waiver, etc. The failure of the Company or the Holder to at any time enforce any of the provisions of this Purchase Warrant shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Purchase Warrant or any provision hereof or the right of the Company or any Holder to thereafter enforce each and every provision of this Purchase Warrant. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Purchase Warrant shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

9.7 Exchange Agreement. As a condition of the Holder’s receipt and acceptance of this Purchase Warrant, Holder agrees that, at any time prior to the complete exercise of this Purchase Warrant by Holder, if the Company and Craft enter into an agreement (“Exchange Agreement”) pursuant to which they agree that all outstanding Purchase Warrants will be exchanged for securities or cash or a combination of both, then Holder shall agree to such exchange and become a party to the Exchange Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Purchase Warrant to be signed by its duly authorized officer as of the [●] day of [●], 202_.

Cardiff Lexington Corporation

By: _________________________________

Name:

Title:

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[Form to be used to exercise Purchase Warrant]

Date: __________, 20___

The undersigned hereby elects irrevocably to exercise the Purchase Warrant for ______ shares of common stock, par value $0.001 per share (the “Shares”), of Cardiff Lexington Corporation, a Nevada corporation (the “Company”), and hereby makes payment of $____ (at the rate of $____ per Share) in payment of the Exercise Price pursuant thereto. Please issue the Shares as to which this Purchase Warrant is exercised in accordance with the instructions given below and, if applicable, a new Purchase Warrant representing the number of Shares for which this Purchase Warrant has not been exercised.

or

The undersigned hereby elects irrevocably to convert its right to purchase ___ Shares of the Company under the Purchase Warrant for ______ Shares, as determined in accordance with the following formula:

	X		= Y(A-B)
A
Where,
	X	=	The number of Shares to be issued to Holder;
	Y	=	The number of Shares for which the Purchase Warrant is being exercised;
	A	=	The fair market value of one Share which is equal to $_____; and
	B	=	The Exercise Price which is equal to $______ per share

The undersigned agrees and acknowledges that the calculation set forth above is subject to confirmation by the Company and any disagreement with respect to the calculation shall be resolved by the Company in its sole discretion.

Please issue the Shares as to which this Purchase Warrant is exercised in accordance with the instructions given below and, if applicable, a new Purchase Warrant representing the number of Shares for which this Purchase Warrant has not been converted.

Signature _____________________________________________

Signature Guaranteed ____________________________________

INSTRUCTIONS FOR REGISTRATION OF SECURITIES

Name:
(Print in Block Letters)

Address:

NOTICE: The signature to this form must correspond with the name as written upon the face of the Purchase Warrant without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

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[Form to be used to assign Purchase Warrant]

ASSIGNMENT

(To be executed by the registered Holder to effect a transfer of the within Purchase Warrant):

FOR VALUE RECEIVED, __________________ does hereby sell, assign and transfer unto the right to purchase shares of common stock, par value $0.001 per share, of Cardiff Lexington Corporation, a Nevada corporation (the “Company”), evidenced by the Purchase Warrant and does hereby authorize the Company to transfer such right on the books of the Company.

Dated: __________, 20__

Signature ____________________________________________

Signature Guaranteed ___________________________________

NOTICE: The signature to this form must correspond with the name as written upon the face of the within Purchase Warrant without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

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EXHIBIT B

Form of Lock-Up Agreement

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Lock-up Agreement

[Date]

Craft Capital Management LLC

377 Oak Street, Lower Concourse, Ste. C2

Garden City, NY 11530

Re: Proposed Public Offering by Cardiff Lexington Corporation

Ladies and Gentlemen:

The undersigned, a stockholder of Cardiff Lexington Corporation, a Nevada corporation (the “Company”), understands that Craft Capital Management LLC (the “Representative”) will act as the representative of the underwriters in carrying out an offering (the “Offering”) of the Company’s common stock, par value $0.001 per share (the “Securities”). In recognition of the benefit that the Offering will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with the Representative that, without the prior written consent of the Representative, during the period of six months from the date of the prospectus filed in connection with the Offering (the “Lock-Up Period”), the undersigned will not, without the prior written consent of the Representative, directly or indirectly (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any securities of the Company (collectively, the “Lock-Up Securities”), whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file, or cause to be filed, any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of the Lock-Up Securities or such other securities, in cash or otherwise.

The Representative may in its sole discretion and at any time without notice release some or all of the shares subject to lock-up agreements prior to the expiration of the Lock-Up Period. When determining whether or not to release shares from the lock-up agreements, the Representative will consider, among other factors, the security holder’s reasons for requesting the release, the number of shares for which the release is being requested and market conditions at the time.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Lock-Up Securities without the prior written consent of the Representative as follows, provided that in the cases of (i), (ii), and (iv) through (vi) below, (1) the Representative receives a signed lock-up agreement for the balance of the Lock-Up Period from each donee, trustee or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value, (3) such transfers are not required to be reported in any public report or filing with the Securities and Exchange Commission, or otherwise, and (4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers:

(i) as a bona fide gift or gifts (including but not limited to charitable gifts); or

(ii) to any member of the immediate family of the undersigned or to a trust or other entity for the direct or indirect benefit of, or wholly-owned by, the undersigned or the immediate family of the undersigned (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin); or

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(iii) if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (1) transfers to another corporation, partnership, limited liability company, trust or other business entity that is a direct or indirect affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned or (2) distributions of common stock or any security convertible into or exercisable for common stock to limited partners, limited liability company members or stockholders of the undersigned; or

(iv) if the undersigned is a trust, transfers to the beneficiary of such trust; or

(v) by will, other testamentary document or intestate succession; or

(vi) by operation of law pursuant to a qualified domestic order or in connection with a divorce settlement; or

(viii) transfers of Lock-Up Securities to the Company (i) as forfeitures to satisfy tax withholding and remittance obligations of the undersigned in connection with the vesting or exercise of equity awards granted pursuant to the Company’s equity incentive plans, or (ii) pursuant to a net exercise or cashless exercise by the stockholder of outstanding equity awards pursuant to the Company’s equity incentive plans; or

(ix) the establishment of a trading plan that complies with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); provided, however, that (i) the restrictions shall apply in full force to sales or other dispositions pursuant to such Rule 10b5-1 plan during the Lock-Up Period, and (ii) no public announcement or disclosure of entry into such Rule 10b5-1 plan is made or required to be made, including any filing with the SEC under Section 13 or Section 16 of the Exchange Act; or

(xi) the transfer of Lock-Up Securities pursuant to a change of control of the Company after the Offering, that has been approved by the Company’s board of directors, provided, that in the event that such change of control is not completed, the Lock-Up Securities owned by the undersigned shall remain subject to the restrictions herein. For purposes of this clause (i), “change of control” shall mean the consummation of any bona fide third party tender offer, merger, consolidation or other similar transaction, in one transaction or a series of related transactions, the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than 50% of the voting capital stock of the Company.

Furthermore, no provision in this letter shall be deemed to restrict or prohibit (1) transactions relating to Securities purchased in the Offering or acquired in open market transactions after the completion of Offering; and (2) the conversion, exercise or exchange by the undersigned of any preferred stock, option or warrant to acquire any common stock or options to purchase common stock, in each case for cash or on a “cashless” or “net exercise” basis, pursuant to any share option, share bonus or other share plan or arrangement; provided, however, that the underlying common stock shall continue to be subject to the restrictions on transfer set forth in this letter.

The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this lock-up agreement during the Lock-Up Period, it will give written notice thereof to the Representative and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period has expired.

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The undersigned understands that, if the Offering shall terminate or be terminated prior to payment for and delivery of the Securities, the undersigned shall be released from all obligations set forth herein.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.

The undersigned, whether or not participating in the Offering, understands that the Representative is proceeding with the Offering in reliance upon this lock-up agreement.

This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

(Name - Please Print)

(Signature)

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